Exhibit 10(a)

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of March [17], 2016 (this “Amendment”), to the Existing Credit Agreement (as defined below) is made by PPL CAPITAL FUNDING, INC., a Delaware corporation (the “Borrower”), PPL CORPORATION, a Pennsylvania corporation (the “Guarantor”) and each Lender (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below).
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantor, the Lenders and The Bank of Nova Scotia, as the Administrative Agent, Sole Lead Arranger and Sole Bookrunner, are all parties to the Revolving Credit Agreement, dated as of March 26, 2014 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in order to extend the maturity date therein and the Lenders are willing to modify the Existing Credit Agreement on the terms and subject to the conditions hereinafter set forth;
NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
“Amendment” is defined in the preamble.
“Borrower” is defined in the preamble.
“Credit Agreement” is defined in the first recital.
“Existing Credit Agreement” is defined in the first recital.
“Guarantor” is defined in the preamble.
SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Existing Revolving Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II
AMENDMENTS TO THE EXISTING CREDIT AGREEMENT

Effective as of the date hereof, but subject to the satisfaction of the conditions in Article III,
(a)    Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Termination Date” as follows:
“Termination Date” means the earliest to occur of (i) March 17, 2017 and (ii) such earlier date upon which all Commitments shall have been terminated in their entirety in accordance with this Agreement.
(b)    Sections 5.04(a), 5.04(c), 5.05 and 5.13 of the Existing Credit Agreement are hereby amended by replacing references to “December 31, 2014” with “December 31, 2015”.
ARTICLE III
CONDITIONS TO EFFECTIVENESS

This Amendment and the amendments contained herein shall become effective as of the date hereof when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.
SECTION 3.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower, the Guarantor and the each of the Lenders.
SECTION 3.2. Costs and Expenses, etc. The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 9.03 of the Credit Agreement, if then invoiced.
SECTION 3.3. Resolutions, etc. The Administrative Agent shall have received from the Borrower and the Guarantor (i) a copy of a good standing certificate for such Loan Party, dated a date reasonably close to the date hereof and (ii) a certificate, dated as of the date hereof, of a Secretary or an Assistant Secretary of each Loan Party certifying (A) that attached thereto is a true, correct and complete copy of (x) the articles or certificate of incorporation of such Loan Party certified by the Secretary of State (or equivalent body) of the jurisdiction of incorporation of such Loan Party and (y) the bylaws of such Loan Party, and (b) that attached thereto is a true, correct and complete copy of resolutions adopted by the board of directors of such Loan Party authorizing the execution, delivery and performance of this Amendment and each other document delivered in connection herewith and that such resolutions have not been amended and are in full force.
SECTION 3.4. Opinion of Counsel. The Administrative Agent shall have received an opinion, dated the date hereof and addressed to the Administrative Agent and all Lenders, from counsel to the Borrower, in form and substance satisfactory to the Administrative Agent.

SECTION 3.5. Satisfactory Legal Form. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
ARTICLE IV
MISCELLANEOUS
SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
SECTION 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.
SECTION 4.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 4.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 4.5. Governing Law. THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5‑1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 4.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.
SECTION 4.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower and Guarantor each hereby represents and warrants to the Lenders, on the date this Amendment becomes effective pursuant to Article III, that both before and after giving effect to this Amendment, all representations and warranties set forth in Article V of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

PPL CAPITAL FUNDING, INC., as the Borrower

By:__________________________
Name:
Title:

PPL CORPORATION, as the Guarantor

By:__________________________
Name:
Title:

THE BANK OF NOVA SCOTIA, as the Administrative Agent and as a Lender

By:__________________________
Name:
Title:

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